UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WHITEHAWK THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! WHITEHAWK THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET WHITEHAWK THERAPEUTICS, INC. 2 HEADQUARTERS PLAZA EAST BUILDING, 11TH FLOOR MORRISTOWN, NJ 07960 V93084-P51895 You invested in WHITEHAWK THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 11, 2026 1:00 p.m. ET Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/WHWK2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect three Class III directors to serve on the Company’s board of directors until the Company’s 2029 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation, death or removal. For Nominees: 01) Behzad Aghazadeh, Ph.D. 02) Richard Maroun 03) Emma Reeve 2. To approve, on an advisory basis, the compensation of the named executive officers identified in the 2025 Summary Compensation Table in the “Executive Compensation” section of the proxy statement. For 3. To ratify the appointment of BDO USA, P.C. as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2026. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V93085-P51895